SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2011

PEOPLES FEDERAL BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34801	27-2814821
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

435 Market Street, Brighton, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 254-0707

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders was held on August 16, 2011.  The matter listed below was submitted to a vote of the stockholders through the solicitation of proxies, and the proposal is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on July 8, 2011.  The final result of the stockholder vote is as follows:

Proposal 1 – Approval of the Peoples Federal Bancshares, Inc. 2011 Equity Incentive Plan
The stockholders approved the Peoples Federal Bancshares, Inc. 2011 Equity Incentive Plan as follows:

For	3,779,238
Against	1,151,820
Abstain	20,730
Broker non-votes	—

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1
Peoples Federal Bancshares, Inc. 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on July 8, 2011 (File No. 001-34801))

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES FEDERAL BANCSHARES, INC.
DATE: August 17, 2011	By:	/s/ Maurice H. Sullivan, Jr.
Maurice H. Sullivan, Jr. Chairman and Chief Executive Officer